Exhibit 99.2 Ally Financial Inc. 3Q 2025 Earnings Review October 17, 2025 Contact Ally Investor Relations at (866) 710-4623 or investor.relations@ally.com

3Q 2025 Preliminary Results Forward-Looking Statements and Additional Information This presentation and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication. This presentation and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as statements about the outlook for financial and operating metrics and performance and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. In particular, forward-looking statements about Ally’s outlook, including expectations regarding net interest margin, adjusted other revenue, net-charge offs, non-interest expenses and average earning assets, and other forward-looking statements are based on our current expectations and are subject to various important factors that could cause actual results to differ materially, including general economic conditions, expectations regarding interest rates and inflation, monetary and fiscal policies in the United States and other jurisdictions, the composition of our balance sheet, including with respect to our loan and securities portfolios, the impact of our strategic initiatives, including recent initiatives involving our Credit Card and Mortgage operations, demand for new and used vehicles, demand for auto loans and leases and the impact of escalating tariffs and other trade policies on us, our customers and our strategic partners, and the economic impacts, volatility and uncertainty resulting therefrom. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described above and in our Annual Report on Form 10-K for the year ended December 31, 2024, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings. This presentation and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation. This document also includes forward-looking non-GAAP financial measures, such as outlooks for Net Interest Margin (ex. OID), Adjusted Other Revenue and Adjusted Noninterest Expense. We are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to their most directly comparable GAAP financial measures because we are unable to provide, without unreasonable effort, a meaningful or accurate calculation or estimation of amounts that would be necessary for the reconciliation due to the inherent difficulty in forecasting and quantifying the occurrence and financial impact of various items that have not yet occurred, are out of our control or cannot be reasonably predicted. Forward- looking non-GAAP financial measures may vary materially from the corresponding GAAP financial measures. Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases, as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law. 2

3Q 2025 Preliminary Results GAAP and Core Results: Quarterly Quarterly Trend ($ millions, except per share data) 3Q 25 2Q 25 1Q 25 4Q 24 3Q 24 GAAP net income (loss) attributable to common shareholders (NIAC) $ 371 $ 3 24 $ (253) $ 81 $ 171 (1)(2) Core net income attributable to common shareholders $ 3 63 $ 3 09 $ 179 $ 246 $ 1 36 GAAP earnings per common share (EPS)(basic or diluted as applicable, NIAC) $ 1.18 $ 1.04 $ (0.82) $ 0.26 $ 0 .55 (1)(2) Adjusted EPS $ 1.15 $ 0.99 $ 0 .58 $ 0.78 $ 0.43 Return on GAAP common shareholders' equity 11.9% 10.7% -8.6% 2.7% 5.8% (1)(2) Core ROTCE 15.3% 13.6% 8.3% 11.3% 6.2% GAAP common shareholders' equity per share $ 41.56 $ 39.71 $ 38.77 $ 37.92 $ 39.68 (1)(2) Adjusted tangible book value per share (Adjusted TBVPS) $ 39.19 $ 37.30 $ 35.95 $ 34.04 $ 35.41 Efficiency ratio 57.2% 60.6% 106.0% 67.1% 57.4% (1)(2) Adjusted efficiency ratio 50.0% 50.9% 56.0% 52.8% 51.1% GAAP total net revenue $ 2,168 $ 2,082 $ 1,541 $ 2,026 $ 2,135 (1)(2) Adjusted total net revenue $ 2 ,157 $ 2,064 $ 2 ,065 $ 2,088 $ 2,090 Effective tax rate 22.4% 19.3% 20.8% 0.0% 25.3% (1) The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted provision for credit losses, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management, and we believe are useful to investors in assessing the company’s operating performance and capital. Refer to the Notes on Non-GAAP Financial Measures, Notes on Other Financial Measures, Additional Notes, GAAP to Core Results and Non-GAAP Reconciliations later in this document. (2) Non-GAAP financial measure. See pages 20 – 22 for definitions. 3

3Q 2025 Preliminary Results Quarterly Highlights Disciplined execution translating into tangible results $2.2B $1.18 $513M 11.9% 3.55% GAAP Net (2) GAAP EPS GAAP Pre-tax Return on Equity NIM ex. OID Revenue $2.2B $1.15 $502M 15.3% 10.1% Adjusted Net (1) (1) (1) Adjusted EPS Core Pre-tax Core ROTCE CET1 (1) Revenue ↑ 166% YoY↑ 128% YoY↑ 145% YoY↑ 3% YoY↑ 30bps YoY Power of Focus A Brand That Matters Do it Right Focus on the core where we A differentiated approach to An authentic brand which have relevant scale and banking which defines our meaningfully connects and demonstrated differentiation philosophy to be a better bank, resonates with consumers within the marketplace not another bank (1) Non-GAAP financial measure. See pages 20 – 22 for definitions. 4 (2) Calculated using a Non-GAAP financial measure. See pages 20 – 22 for definitions.

3Q 2025 Preliminary Results Market Leading Franchises Underlying operational fundamentals in core franchises remain strong Dealer Financial Services Corporate Finance Auto Finance Insurance 25-year Cycle Tested Business $11.7B 4.0M 7K 4.0M 9% 10% Consumer Consumer U.S. & Canadian Active F&I and Gross Revenue YoY HFI (2) Originations Applications Dealer Relationships P&C Policies Yield Balance Growth 9.7% 42% 2.2 22% 100% 1% Retail Auto Retail S-Tier U.S. F&I Products Sold YoY Avg. Dealer % of Portfolio % Loans (1) Originated Yield Originations per Dealer Inventory Growth First-Lien Non-accrual Consumer Applications Written Premiums Return on Equity ($ millions) 4.0M $385 36% 35% $384 All-time 3.7M 34% Record 3.6M 30% $335 3.1M $291 3Q 22 3Q 23 3Q 24 3Q 25 3Q 22 3Q 23 3Q 24 3Q 25 3Q 22 3Q 23 3Q 24 3Q 25 Largest, all-digital, direct U.S. bank $142B 92% 88% (3) Retail Deposit Balances % FDIC Insured % Deposit Funded Retail Deposits $142B Retail Deposit Balances | Primary Deposit Customers 3.4M $75B 1.4M 3Q’17 3Q’18 3Q‘19 3Q‘20 3Q‘21 3Q‘22 3Q‘23 3Q’24 3Q’25 Average Customer Balance $54K $42K 5 See page 24 for footnotes.

3Q 2025 Preliminary Results 3Q 2025 Financial Results Consolidated Income Statement - Quarterly Results Increase / (Decrease) vs. ($ millions; except per share data) 3Q 25 2Q 25 3Q 24 2Q 25 3Q 24 Net financing revenue $ 1,584 $ 1,516 $ 1,520 $ 68 $ 64 (1) 17 16 14 1 2 Core OID (1) 1 ,601 1,532 1,534 69 66 Net financing revenue (ex. Core OID) Other revenue $ 584 $ 566 $ 615 $ 18 $ (31) (2) - - - - - Repositioning items (2) (27) (35) (59) 7 32 Change in fair value of equity securities (1) Adjusted other revenue 557 531 556 25 1 Provision for credit losses $ 4 15 $ 3 84 $ 645 $ 31 $ (230) Memo: Net charge-offs 395 366 517 29 (122) Memo: Provision build / (release) 20 18 128 2 (108) (2) - - - - - Repositioning items (1) 415 384 6 45 31 (230) Adjusted provision for credit losses Noninterest expense $ 1,240 $ 1,262 $ 1 ,225 $ (22) $ 15 (2) - - - - - Repositioning items (1) 1 ,240 1 ,262 1 ,225 (22) 15 Adjusted noninterest expense Pre-tax income (loss) $ 513 $ 436 $ 265 $ 77 $ 248 Income tax expense / (benefit) 115 84 67 31 48 Net income (loss) from discontinued operations - - - - - Net income (loss) $ 398 $ 352 $ 198 $ 46 $ 2 00 Preferred dividends 27 28 27 (1) - Net income (loss) attributable to common shareholders $ 371 $ 324 $ 1 71 $ 47 $ 200 GAAP EPS (basic or diluted as applicable, NIAC) $ 1 .18 $ 1.04 $ 0 .55 $ 0.14 $ 0.63 (1) 0.04 0.04 0.04 0.00 0 .01 Core OID, net of tax (2) (0.07) (0.09) (0.15) 0.02 0.08 Change in fair value of equity securities, net of tax (2) - - - - - Repositioning, discontinued ops., and other, net of tax (1) $ 1.15 $ 0.99 $ 0 .43 $ 0.16 $ 0.72 Adjusted EPS (1) Non-GAAP financial measure. See pages 20 – 22 for definitions. (2) Contains Non-GAAP financial measures and other financial measures. See page 23 for definitions. 6

3Q 2025 Preliminary Results Balance Sheet and Net Interest Margin NIM of 3.55% reflects structural momentum of the balance sheet and supports full-year NIM between 3.45%-3.50% 3Q 2025 2Q 2025 3Q 2024 Average Average Average Yield Yield Yield Balance Balance Balance Retail Auto Loans (ex. hedge) $ 84,592 9.21% $ 83,858 9.19% $ 83,574 8.99% Memo: Impact from hedges 0.07% 0.08% 0.30% Retail Auto Loans (inc. hedge) $ 84,592 9.28% $ 83,858 9.27% $ 83,574 9.29% Auto Leases (net of depreciation) 8,255 6.70% 7,919 6.88% 8,038 7.22% Commercial Auto 21,119 6.19% 2 0,863 6.18% 23,883 7.14% Corporate Finance 1 1,085 8.59% 11,079 8.52% 10,101 9.82% (1) Consumer Mortgage 16,458 3.14% 16,798 3.17% 17,922 3.21% (2) - - - - 2,125 22.13% Consumer Other - Ally Credit Card (3) 8 ,465 4.28% 8 ,888 4.32% 7,867 5.14% Cash and Cash Equivalents (4) 2 8,756 3.47% 28,658 3.50% 29,982 3.51% Investment Securities & Other Earning Assets $ 178,730 7.02% $ 1 78,063 7.00% $ 183,492 7.38% (4) Total Loans and Leases 141,815 7.89% 140,816 7.88% 145,930 8.29% (5) Deposits $ 1 47,660 3.50% $ 148,444 3.59% $ 152,241 4.23% Unsecured Debt 1 0,902 7.35% 10,458 7.47% 10,484 7.27% Secured Debt 1,780 5.41% 1,794 5.51% 1,364 6.39% (6) 4,590 4.26% 4,352 4.15% 5,743 3.83% Other Borrowings Funding Sources $ 164,932 3.80% $ 165,048 3.88% $ 1 69,832 4.42% NIM (as reported) 3.51% 3.41% 3.29% (7) $ 696 9.54% $ 7 13 9.07% $ 759 7.53% Core OID (7) NIM (ex. Core OID) 3.55% 3.45% 3.32% 7 See page 24 for footnotes.

3Q 2025 Preliminary Results Capital (1) Capital Ratios and Risk-Weighted Assets • 3Q‘25 CET1 ratio of 10.1% and TCE / TA ratio of 6.6% ($ billions) − Fully phased-in AOCI CET1 of 8.0% Total Capital 13.4% 13.2% 13.2% Ratio • $4.5B of CET1 capital above FRB requirement of 7.1% 12.9% 12.8% Tier 1 Ratio 11.6% 11.4% (Regulatory Minimum + SCB) 11.2% 11.3% 11.0% CET1 Ratio 10.1% 9.9% 9.8% 9.8% 9.5% • Closed $5B credit risk transfer, generating ~20bps of CET1 Fully at time of issuance 8.0% Phased-in 7.6% 7.5% 7.3% 7.1% CET1 − Issued $550M credit-linked notes on $5B prime retail auto Risk loans at tightest spread in program history Weighted $156B $153B $154B $151B $151B Assets • Announced 4Q’25 common dividend of $0.30 per share 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 Note: For more details on the final rules to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, to delay and subsequently phase-in its impact, see page 23. Adjusted (1) $49 Adjusted Tangible Book Value per Share $47 TBV/Share $45 (1) $43 ex. AOCI (2) $10 AOCI Impact $11 $16 Adjusted $14 $40 $39 (1) TBV/Share $35 $35 $35 $30 $29 $28 $28 $26 $24 $22 3Q 14 3Q 15 3Q 16 3Q 17 3Q 18 3Q 19 3Q 20 3Q 21 3Q 22 3Q 23 3Q 24 3Q 25 End of Period Shares Outstanding 480M 482M 475M 444M 417M 384M 374M 350M 300M 302M 305M 308M (1) Contains a Non-GAAP financial measure. See pages 20 – 22 for definitions. 8 (2) Some prior period OCI impacts are not material to Adjusted Tangible Book Value per Share and therefore not shown.

3Q 2025 Preliminary Results

Asset Quality: Key Metrics

Retail auto vintage credit disclosure can be found in the appendix on page 19

Net Charge-Offs (NCOs)[1]


+39bps YoY
+13bps YoY
(15bps) YoY
(6bps) YoY
(36bps) YoY
2.24%
2.34%
2.12%
1.75%
1.88%
Retail Auto NCO Rate
1.50%
1.59%
1.50%
1.10%
1.18%
Consolidated NCO Rate
$517
$543
$507
$366
$395
Consolidated NCOs ($M)
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25

See page 23 for definition.

Retail Auto Delinquencies


+52bps YoY
+14bps YoY
+11bps YoY
(24bps) YoY
(30bps) YoY
5.20%
5.46%
4.77%
4.88%
4.90%
30+ DPD Delinquency Rate (All-in)
4.24%
4.39%
3.79%
3.91%
3.93%
30+ DPD Delinquency Rate(1)
+39bps YoY
(3bps) YoY
(9bps) YoY
(42bps) YoY
(31bps) YoY
1.14%
1.18%
1.02%
1.04%
1.03%
60+ DPD Delinquency Rate(1)
0.55%
0.56%
0.49%
0.48%
0.50%
90+ DPD Delinquency Rate
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25

(1) Includes accruing contracts only.

Note: Days Past Due is abbreviated as ("DPD")

Consolidated Coverage

($ billions)


2.03%
2.69%
2.73%
2.55%
2.56%
2.57%
$2.6
$3.7
$3.7
$3.4
$3.4
$3.5
CECL Day 1
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25

Retail Auto Coverage

($ billions)


3.34%
3.80%
3.78%
3.75%
3.75%
3.75%
$2.4
$3.2
$3.2
$3.1
$3.2
$3.2
CECL Day 1
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25

Note: Coverage rate calculations exclude fair value adjustment for loans in hedge accounting relationships.

ally do it right. | 9

3Q 2025 Preliminary Results Auto Finance Increase / (Decrease) vs. • Auto pre-tax income of $421 million Key Financials ($ millions) 3Q 25 2Q 25 3Q 24 – Pre-tax income up YoY, primarily driven by lower provision Net financing revenue $ 1,313 $ 19 $ (54) expense Total other revenue 96 (1) 11 • Retail portfolio yield ex. hedge of 9.21%, up 2bps QoQ Total net revenue $ 1,409 $ 18 $ (43) Provision for credit losses 4 10 23 (169) – Originated yield of 9.7%, accretive to current portfolio yields (1) Noninterest expense 578 46 60 – Consumer originations of $11.7B, up $2.3B YoY driven by record Pre-tax income $ 4 21 $ (51) $ 66 application volume; on pace for FY application volume record U.S. Auto earning assets (EOP) $ 115,392 $ 1 ,948 $ 1 84 • Provision expense of $410 million, down $169 million YoY Key Statistics reflects continued improvement in credit and reserve Remarketing gains (losses) ($ millions) $ 1 $ 1 $ (23) increases in the prior year quarter Average gain (loss) per vehicle $ 53 $ 39 $ (718) – Credit trends remain strong, outperforming typical seasonality, Off-lease vehicles terminated (# units) 21,608 (4,694) (9,425) as stable macro and front book performance continue to drive Application volume (# thousands) 3,990 113 3 58 improvement in losses Retail Auto Yield Trend Consumer Application & Origination Trend S-Tier 49% Origination 44% 43% 42% 42% Mix Applications 4.0M 3.9M 3.8M 3.6M 3.5M 10.54% Estimated Consumer $11.7 Originated Originations $11.0 9.80% 9.82% 9.72% 9.63% (2) $10.3 $10.2 Yield ($ billions) $9.4 9.29% 9.27% 9.21% 9.27% 9.28% Hedge Impact Portfolio Yield 9.21% 9.11% 9.19% 9.09% 8.99% ex. hedge YoY Consumer (11%) 7% 4% 12% 25% Originations 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 Retail Weighted Average FICO 710 720 714 710 708 See page 24 for footnotes. 10

3Q 2025 Preliminary Results

Insurance

- **Insurance pre-tax income of $79 million and core pre-tax income of $52 million[1]**
  - $364 million of earned premiums, up $2 million YoY
- **Insurance losses of $141 million, up $6 million YoY driven by portfolio growth**
  - No significant weather loss events in the quarter
- **Written premiums of $385 million, flat YoY and up 2% YoY excluding excess of loss reinsurance**
  - New P&C inventory relationships and disciplined execution supports written premium growth and increased market share
  - Insurance complimentary product offering enhances dealer value proposition, positioning Ally as a preferred lender

Key Financials ($ millions)	3Q 25	Increase / (Decrease) vs. 2Q 25	Increase / (Decrease) vs. 3Q 24
Premiums, service revenue earned and other income	$ 364	$ 1	$ 2
VSC losses	34	(1)	(2)
Weather losses	22	(69)	(4)
All other losses	85	8	12
Losses and loss adjustment expenses	141	(62)	6
Acquisition and underwriting expenses [2]	233	12	3
Total underwriting income/(loss)	(10)	51	(7)
Investment income and other	89	-	(16)
Pre-tax income (loss)	**$ 79**	**$ 51**	**$ (23)**
Change in fair value of equity securities [3]	(27)	3	29
Core pre-tax income (loss)[1]	**$ 52**	**$ 54**	**$ 6**
Total assets (EOP)	$ 9,848	$ 143	$ 393

Key Statistics - Insurance Ratios	3Q 25	2Q 25	3Q 24
Loss ratio	38.7%	56.0%	37.1%
Underwriting expense ratio	63.9%	61.1%	63.5%
Combined ratio	102.6%	117.1%	100.6%

Written Premiums

($ millions)



$384
$390
$385
$349
$385
$115
$129
$134
$81
$108
P&C Premium
$269
$261
$251
$268
$277
F&I Premium
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25

Insurance Losses

($ millions)



$135
$116
$161
$203
$141
$25
$17
$31
$26
$36
$24
$21
$36
$34
$20
$19
$31
$58
$33
$24
$18
$34
$91
$35
$22
$20
$43
$22
$34
Other
GAP
P&C non-weather
Weather
VSC
3Q 24
4Q 24
1Q 25
2Q 25
3Q 25

Note: F&I: Finance and insurance products and other. P&C: Property and casualty insurance products.

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 24 for additional footnotes.

ally do it right. | 11

3Q 2025 Preliminary Results

Corporate Finance

- **Corporate Finance pre-tax income of $95 million**
  - Net financing revenue of $111 million, up QoQ and YoY
  - Other revenue of $25 million, down YoY driven by higher syndication and fee income in prior year quarter
  - Portfolio continues to deliver strong returns with 3Q ROE of 30%
- **Held-for-investment loans of $11.3 billion**
  - Well-diversified, high-quality, 100% first-lien, floating rate loans
  - Focus on responsible growth in a highly competitive marketplace
- **Disciplined credit and operational risk management**
  - No new non-performing loans and no charge-offs in the quarter
  - Criticized assets and non-accrual loans of 9% and 1%, respectively (near historically low levels)

		Increase / (Decrease) vs.	
Key Financials ($ millions)	**3Q 25**	**2Q 25**	**3Q 24**
Net financing revenue	$ 111	$ 3	$ 2
Other revenue	25	6	(12)
Total net revenue	**136**	**9**	**(10)**
Provision for credit losses	8	10	(3)
Noninterest expense [2]	33	-	3
Pre-tax income	**$ 95**	**$ (1)**	**$ (10)**
Change in fair value of equity securities [3]	0	0	1
Core pre-tax income [1]	**$ 95**	**$ (1)**	**$ (9)**
Total assets (EOP)	11,343	$ 303	$ 945

HFI Balances by Lending Vertical


$6.6B
18%
36%
46%
$9.4B
16%
45%
39%
$10.6B
17%
49%
34%
$10.3B
20%
50%
30%
$11.3B
26%
45%
29%
Specialty Finance
Private Credit Finance
Sponsor Finance
3Q 21
3Q 22
3Q 23
3Q 24
3Q 25

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 24 for additional footnotes.

ally do it right. | 12

3Q 2025 Preliminary Results 2025 Financial Outlook (3) July Guidance January Guidance Current Guidance Net Interest Margin 3.45% - 3.50% 3.40% - 3.50% 3.40% - 3.50% (1) 4Q NIM relatively flat QoQ (ex. OID) Adjusted Other Flat YoY Flat YoY Flat YoY (1) Revenue 2.00% - 2.15% 2.00% - 2.25% Retail Auto NCO ~2.0% Consolidated NCO ~1.3% 1.35% - 1.45% 1.35% - 1.50% Adjusted Noninterest Flat YoY Flat YoY Flat YoY (1) Expense Average Earning ↓ 2% YoY ↓ 2% YoY Flat YoY EOP assets ~flat Assets (2) 22% - 23% 22% - 23% Tax Rate ~22% (1) Non-GAAP financial measures. See pages 20 – 22 for definitions. (2) Assumes statutory U.S. Federal tax rate of 21%. 13 (3) January guidance reflects Pro Forma guide including the sale of Credit Card, disclosed in 4Q 2024 earnings.

Supplemental

Supplemental
3Q 2025 Preliminary Results

Results By Segment

Results by Segment and GAAP to Core Pre-tax income Walk

($ millions)	QUARTERLY TREND			Increase/(Decrease) vs.	
	3Q 25	2Q 25	3Q 24	2Q 25	3Q 24
Automotive Finance	$ 421	$ 472	$ 355	$ (51)	$ 66
Insurance	79	28	102	51	(23)
Dealer Financial Services	**$ 500**	**$ 500**	**$ 457**	**$ -**	**$ 43**
Corporate Finance	95	96	105	(1)	(10)
Corporate and Other	(82)	(160)	(297)	78	215
Pre-tax income (loss)	**$ 513**	**$ 436**	**$ 265**	**$ 77**	**$ 248**
Core OID [1]	17	16	14	1	2
Change in fair value of equity securities [2]	(27)	(35)	(59)	7	32
Repositioning and other [3]	-	-	-	-	-
Core Pre-tax income [1]	**$ 502**	**$ 418**	**$ 220**	**$ 85**	**$ 282**
Insurance - GAAP to Core Walk					
GAAP Pre-tax income (loss)	**$ 79**	**$ 28**	**$ 102**	**$ 51**	**$ (23)**
Core Adjustments [4]	(27)	(30)	(56)	3	29
Core Pre-tax income (loss)	**$ 52**	**$ (2)**	**$ 46**	**$ 54**	**$ 6**
Corporate Finance - GAAP to Core Walk					
GAAP Pre-tax income	**$ 95**	**$ 96**	**$ 105**	**$ (1)**	**$ (10)**
Core Adjustments [4]	0	(0)	(1)	0	1
Core Pre-tax income (loss)	**$ 95**	**$ 96**	**$ 104**	**$ (1)**	**$ (9)**
Corporate & Other - GAAP to Core Walk					
GAAP Pre-tax income (loss)	**$ (82)**	**$ (160)**	**$ (297)**	**$ 78**	**$ 215**
Core Adjustments [4]	17	12	12	5	4
Core Pre-tax income (loss)	**$ (65)**	**$ (148)**	**$ (285)**	**$ 83**	**$ 219**

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 25 for additional footnotes.

ally do it right. | 15

Supplemental

3Q 2025 Preliminary Results

Corporate and Other

- **Corporate and Other includes the impacts of Ally Invest, Mortgage, and Credit Card in 3Q'24**
  - Credit Card sale closed on April 1, 2025
- **Pre-tax loss of $82 million and Core pre-tax loss of $65 million[1]**
  - Other revenue down YoY, largely driven by the sale of Credit Card
  - Provision expense down YoY, largely driven by the sale of Credit Card
  - Noninterest expense down YoY, largely driven by the sale of Credit Card and continued cost discipline
- **Total assets of $56.8 billion, down $2.4 billion YoY**

Corporate & Other Results			
($ millions)		Increase/(Decrease) vs.	
Key Financials	**3Q 25**	**2Q 25**	**3Q 24**
Net financing revenue	$ 127	$ 43	$ 113
Total other revenue	43	15	(13)
Total net revenue	**170**	**58**	**100**
Provision for credit losses	(3)	(2)	(58)
Noninterest expense	255	(18)	(57)
Pre-tax income (loss)	**$ (82)**	**$ 78**	**$ 215**
Core OID [1]	17	1	2
Repositioning items [2]	-	-	-
Change in fair value of equity securities [3]	-	4	2
Core pre-tax income (loss) [1]	**$ (65)**	**$ 83**	**$ 219**
Cash & securities	$ 32,382	$ (377)	$ 7
Held-for-investment loans, net [4]	16,470	(322)	(3,152)
Assets of Operations, Held-for-sale [5]	-	-	-
Intercompany loan [6]	(696)	(9)	130
Other	8,638	483	575
Total assets	$ 56,794	$ (225)	$ (2,440)

Retail CD Maturity Summary
(as of 9/30/2025)


$8B
$10B
$10B
$6B
$4B
3Q 2025
4Q 2025
1Q 2026
2Q 2026
3Q 2026

Maturity Weighted Average Rate

3Q 2025	4Q 2025	1Q 2026	2Q 2026	3Q 2026
4.3%	4.0%	4.0%	3.9%	3.8%

Ally Financial Rating Details

	LT Debt	ST Debt	Outlook
Fitch	BBB-	F3	Stable
Moody's	Baa3	P-3	Stable
S&P	BBB-	A-3	Stable
DBRS	BBB	R-2 (high)	Stable

Note: Ratings as of 9/30/2025. Our borrowing costs & access to the capital markets could be negatively impacted if our credit ratings are downgraded or otherwise fail to meet investor expectations or demands.

(1) Non-GAAP financial measure. See pages 20 – 22 for definitions.
See page 25 for additional footnotes.

ally do it right. | 16

3Q 2025 Preliminary Results Supplemental Funding and Liquidity Core funded with stable deposits and strong liquidity position Funding Composition Total Available Liquidity ($ billions) (End of Period) Secured Debt Cash and Equivalents Unsecured Debt FHLB Unused Pledged Borrowing Capacity FHLB / Other FRB Discount Window Pledged Capacity Total Deposits Unencumbered Highly Liquid Securities $68.5 $67.9 $68.0 $66.8 $66.6 $7.9 $9.6 $9.5 $10.0 $9.5 $12.5 $12.2 $11.3 $10.3 $10.7 $26.7 $26.9 $26.7 $26.9 $26.9 89% 89% 89% 88% 88% $20.8 $20.3 $19.9 $19.9 $19.2 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 3Q 24 4Q 24 1Q 25 2Q 25 3Q 25 (1) Loan to Deposit Ratio Available Liquidity vs. Uninsured Deposits 96% 95% 95% 96% 97% 6.1x 5.9x 5.7x 5.9x 5.8x (1) Total loans and leases divided by total deposits. 17

3Q 2025 Preliminary Results Supplemental Interest Rate Risk (1) Net Financing Revenue Sensitivity Analysis ($ millions) 3Q 25 2Q 25 (2) (2) Gradual Instantaneous Gradual Instantaneous -100 bp $ (13) $ 24 $ (20) $ 53 +100 bp $ 3 $ (121) $ (2) $ (135) Stable rate environment n/m $ (95) n/m $ 7 (1) Net financing revenue impacts reflect a rolling 12-month view. See page 23 for additional details. (2) Gradual changes in interest rates are recognized over 12 months. Effective Hedge Notional (average) Fair Value Hedging on Fixed-Rate Consumer Auto Loans 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 4Q 26 1Q 27 2Q 27 3Q 27 Effective Hedge Average Notional Outstanding $8B $9B $10B $10B $8B $7B $6B $3B - Average Pay Fixed Rates 3.6% 3.6% 3.5% 3.5% 3.5% 3.4% 3.4% 3.3% - Fair Value Hedging on Fixed-Rate Investment Securities 3Q 25 4Q 25 1Q 26 2Q 26 3Q 26 4Q 26 1Q 27 2Q 27 3Q 27 Effective Hedge Average Notional Outstanding $10B $11B $12B $12B $12B $12B $11B $11B $10B Average Pay-Fixed Rates 3.8% 3.8% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% 3.7% Note: Pay-Fixed rates are expressed as day and balance-weighted averages. 18

3Q 2025 Preliminary Results Supplemental Supplemental Earnings Detail (1) Retail Auto - EOP 30+ Day DQs by Vintage 2025 | 2024 | 2023 | 2022 6.00% 4.42% 3.93% 5.25% MO. 33 3.20% 1.66% MO. 21 1.32% MO. 9 Months on Book (1) Includes accruing contracts only. Historical Savings Pricing Historical Reference Only - Fed Funds | Spread | - OSA | Cumulative Beta 5.50% 5.00% (130bps) (100bps) 4.50% 4.50% 4.50% 4.20% (70bps) (90bps) 4.00% (100bps) 3.80% 3.60% 3.50% Cum. 70% Beta 60% N/A Initial Fed Cut 40% 40% September 18, 2024 2Q 24 3Q 24 4Q 24 1Q 25 2Q 25 19

3Q 2025 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures The following are non-GAAP financial measures which Ally believes are important to the reader of the Consolidated Financial Statements, but which are supplemental to and not a substitute for GAAP measures: Accelerated issuance expense (Accelerated OID), Adjusted earnings per share (Adjusted EPS), Adjusted efficiency ratio, Adjusted noninterest expense, Adjusted other revenue, Adjusted provision for Credit Losses, Adjusted tangible book value per share (Adjusted TBVPS), Adjusted total net revenue, Core net income attributable to common shareholders, Core original issue discount (Core OID) amortization expense, Core outstanding original issue discount balance (Core OID balance), Core pre-tax income, Core return on tangible common equity (Core ROTCE), Investment income and other (adjusted), Net financing revenue (excluding Core OID), Net interest margin (excluding Core OID), and Tangible Common Equity. These measures are used by management, and we believe are useful to investors in assessing the company’s operating performance and capital. For calculation methodology, refer to the Reconciliation to GAAP later in this document. 1) Accelerated issuance expense (Accelerated OID) is the recognition of issuance expenses related to calls of redeemable debt. 2) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common shareholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core OID, (3) adjusts for tax- effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, (4) change in fair value of equity securities, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses, and adjusts for preferred stock capital actions that have been taken by the company to normalize its capital structure, as applicable for respective periods. See page 26 for calculation methodology and details. 3) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. See page 29 for calculation details. (1) In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. (2) In the denominator, total net revenue is adjusted for Core OID, Insurance segment revenue, and repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring and significant other one-time items, as applicable for respective periods. See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance segment. 4) Adjusted noninterest expense is a non-GAAP financial measure that adjusts GAAP noninterest expense for repositioning items. Management believes adjusted noninterest expense is a helpful financial metric because it enables the reader to better understand the business' expenses excluding nonrecurring items. See page 30 for calculation methodology and details. 5) Adjusted other revenue is a non-GAAP financial measure that adjusts GAAP other revenue for OID expenses, repositioning, and change in fair value of equity securities. Management believes adjusted other revenue is a helpful financial metric because it enables the reader to better understand the business' ability to generate other revenue. See page 30 for calculation methodology and details. 6) Adjusted provision for credit losses is a non-GAAP financial measure that adjusts GAAP provision for credit losses for repositioning items. Management believes adjusted provision for credit losses is a helpful financial metric because it enables the reader to better understand the business’ expenses excluding nonrecurring items. See page 30 for calculation methodology and details. 20

3Q 2025 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures 7) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to shareholders even if Core OID balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of DTLs and (2) tax-effected Core OID balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered. Note: In December 2017, tax-effected Core OID balance was adjusted from a statutory U.S. Federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core OID balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate. See page 28 for calculation methodology and details. 8) Adjusted total net revenue is a non-GAAP financial measure that management believes is helpful for readers to understand the ongoing ability of the company to generate revenue. For purposes of this calculation, GAAP net financing revenue is adjusted by excluding Core OID to calculate net financing revenue ex. core OID. GAAP other revenue is adjusted for OID expenses, repositioning, and change in fair value of equity securities to calculate adjusted other revenue. Adjusted total net revenue is calculated by adding net financing revenue ex. core OID to adjusted other revenue. See page 30 for calculation methodology and details. 9) Core net income attributable to common shareholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income attributable to common shareholders adjusts GAAP net income attributable to common shareholders for discontinued operations net of tax, tax-effected Core OID expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other one-time items, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable for respective periods. See pages 26 – 27 for calculation methodology and details. 10) Core original issue discount (Core OID) amortization expense is a non-GAAP financial measure for OID and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common shareholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances. Core OID for all periods shown is applied to the pre-tax income of the Corporate and Other segment. See page 30 for calculation methodology and details. 11) Core outstanding original issue discount balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. See page 30 for calculation methodology and details. 12) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) change in fair value of equity securities (change in fair value of equity securities impacts the Insurance and Corporate Finance segments), and (3) Repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods or businesses. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. See page 15 for calculation methodology and details. 21

3Q 2025 Preliminary Results Supplemental Notes on Non-GAAP Financial Measures 13) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s Core net income attributable to common shareholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share. See page 27 for calculation details. (1) In the numerator of Core ROTCE, GAAP net income attributable to common shareholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax-effected repositioning and other which are primarily related to the extinguishment of high-cost legacy debt, strategic activities and significant other one- time items, change in fair value of equity securities, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods. (2) In the denominator, GAAP shareholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA. 14) Investment income and other (adjusted) is a non-GAAP financial measure that adjusts GAAP investment income and other for repositioning, and the change in fair value of equity securities. Management believes investment income and other (adjusted) is a helpful financial metric because it enables the reader to better understand the business' ability to generate investment income. 15) Net financing revenue excluding core OID is calculated using a non-GAAP measure that adjusts net financing revenue by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net financing revenue ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' ability to generate revenue. See page 30 for calculation methodology and details. 16) Net interest margin excluding core OID is calculated using a non-GAAP measure that adjusts net interest margin by excluding Core OID. The Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances. Management believes net interest margin ex. Core OID is a helpful financial metric because it enables the reader to better understand the business' profitability and margins. See page 7 for calculation methodology and details. 17) Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core return on tangible common equity (Core ROTCE), tangible common equity is further adjusted for Core OID balance and net deferred tax asset. See page 28 for calculation methodology and details. 22

3Q 2025 Preliminary Results Supplemental Notes on Other Financial Measures 1) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 2) Estimated impact of CECL on regulatory capital per final rule issued by U.S. banking agencies - In December 2018, the FRB and other U.S. banking agencies approved a final rule to address the impact of CECL on regulatory capital by allowing BHCs and banks, including Ally, the option to phase in the day-one impact of CECL over a three-year period. In March 2020, the FRB and other U.S. banking agencies issued an interim final rule that became effective on March 31, 2020 and provided an alternative option for banks to temporarily delay the impacts of CECL, relative to the incurred loss methodology for estimating the allowance for loan losses, on regulatory capital. A final rule that was largely unchanged from the March 2020 interim final rule was issued by the FRB and other U.S. banking agencies in August 2020, and became effective in September 2020. For regulatory capital purposes, these rules permitted us to delay recognizing the estimated impact of CECL on regulatory capital until after a two-year deferral period, which for us extended through December 31, 2021. Beginning on January 1, 2022, we are required to phase in 25% of the previously deferred estimated capital impact of CECL, with an additional 25% to be phased in at the beginning of each subsequent year until fully phased in by the first quarter of 2025. Under these rules, firms that adopt CECL and elect the five-year transition will calculate the estimated impact of CECL on regulatory capital as the day-one impact of adoption plus 25% of the subsequent change in allowance during the two-year deferral period, which according to the final rule approximates the impact of CECL relative to an incurred loss model. We adopted this transition option during the first quarter of 2020, and phased in the regulatory capital impacts of CECL from January 1, 2022, to January 1, 2025, based on this 5-year transition period. 3) Estimated retail auto originated yield is a financial measure determined by calculating the estimated average annualized yield for loans originated during the period. At this time there currently is no comparable GAAP financial measure for Estimated Retail Auto Originated Yield and therefore this forecasted estimate of yield at the time of origination cannot be quantitatively reconciled to comparable GAAP information. 4) Interest rate risk modeling – We prepare our forward-looking baseline forecasts of net financing revenue taking into consideration anticipated future business growth, asset/liability positioning, and interest rates based on the implied forward curve. The analysis is highly dependent upon a variety of assumptions including the repricing characteristics of retail deposits with both contractual and non-contractual maturities. We continually monitor industry and competitive repricing activity along with other market factors when contemplating deposit pricing actions. Please see our SEC filings for more details. 5) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale. 6) Repositioning is primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, amounts related to nonrecurring business transactions or pending transactions, and significant other one-time items. 7) U.S. consumer auto originations New Retail – standard and subvented rate new vehicle loans; Lease – new vehicle lease originations; Used – used vehicle loans Nonprime – originations with a FICO® score of less than 620 23

3Q 2025 Preliminary Results Supplemental Additional Notes Page – 5 | Market Leading Franchises (1) Estimated Retail Auto Originated Yield is a forward-looking financial measure. See page 23 for details. (2) Gross Revenue Yield expressed as gross interest income plus other revenue divided by average earning assets. (3) FDIC insured percentage excludes affiliate and intercompany deposits. Page – 7 | Balance Sheet and Net Interest Margin (1) Mortgage loans in run-off at the Corporate and Other segment. (2) Credit card assets moved to assets of operations held-for-sale (HFS) on 3/31/25; sale of Credit Card closed 4/1/25. (3) Includes interest expense related to margin received on derivative contracts. Excluding this expense, annualized yields were 4.28% for 3Q’25, 4.35% for 2Q’25, and 5.29% for 3Q’24. (4) Includes Community Reinvestment Act and other held-for-sale (HFS) loans. (5) Includes retail, brokered, and other deposits (inclusive of sweep deposits, mortgage escrow, and other deposits). (6) Includes FHLB borrowings and Repurchase Agreements. (7) Calculated using a Non-GAAP financial measure. See pages 20 – 22 for definitions. Page – 10 | Auto Finance (1) Noninterest expense includes corporate allocations of $197 million in 3Q 2025, $179 million in 2Q 2025, and $174 million in 3Q 2024. (2) Estimated Retail Auto Originated Yield is a forward-looking financial measure. See page 23 for details. Page – 11 | Insurance (2) Acquisition and underwriting expenses includes corporate allocations of $24 million in 3Q 2025, $22 million in 2Q 2025, and $21 million in 3Q 2024. (3) Change in fair value of equity securities impacts the Insurance segment. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. Page – 12 | Corporate Finance (2) Noninterest expense includes corporate allocations of $11 million in 3Q 2025, $11 million in 2Q 2025, and $10 million in 3Q 2024. (3) Change in fair value of equity securities impacts the Corporate Finance segment. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 24

3Q 2025 Preliminary Results Supplemental Additional Notes Page – 15 | Results by Segment (2) Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (3) Repositioning and other are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, and significant other one-time items, as applicable for respective periods or businesses. (4) Includes adjustments for non-GAAP measures Core OID expense, change in fair value of equity securities, and repositioning. Page – 16 | Corporate and Other (2) Repositioning and other are primarily related to the extinguishment of high-cost legacy debt, strategic activities, restructuring, and significant other one-time items, as applicable for respective periods or businesses. (3) Change in fair value of equity securities impacts the Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. (4) HFI consumer mortgage portfolio in all periods and Ally credit card portfolio in 3Q 2024. (5) Amounts related to Credit Card; sale of Credit Card closed on 4/1/2025. (6) Intercompany loan related to activity between Insurance and Corporate. 25

3Q 2025 Preliminary Results Supplemental GAAP to Core: Adjusted EPS Adjusted Earnings per Share ( Adjusted EPS ) QUARTERLY TREND 3Q 25 2Q 25 1Q 25 4Q 24 3Q 24 Numerator ($ millions) GAAP net income (loss) attributable to common shareholders $ 371 $ 3 24 $ (253) $ 81 $ 171 Discontinued operations, net of tax - - - 1 - Core OID 17 16 16 15 14 Repositioning Items - - 503 140 - Change in fair value of equity securities (27) (35) 13 47 (59) Tax-effected Core OID, Repo & changes in fair value of equity securities 2 4 (99) (38) 9 (assumes 21% tax rate) Significant discrete tax items - - - - - Core net income attributable to common shareholders [a] $ 363 $ 3 09 $ 179 $ 246 $ 136 Denominator [b] Weighted-average common shares outstanding - (basic or diluted as applicable, thousands) 3 13,823 312,434 3 09,006 3 11,277 311,044 Metric GAAP EPS $ 1.18 $ 1.04 $ (0.82) $ 0.26 $ 0.55 Discontinued operations, net of tax - - - 0.00 - Core OID 0.05 0.05 0.05 0.05 0.05 Change in fair value of equity securities (0.09) (0.11) 0.04 0.15 (0.19) Repositioning Items - - 1.63 0.45 - Tax on Core OID, Repo & change in fair value of equity securities 0.01 0.01 (0.32) (0.12) 0.03 (assumes 21% tax rate) Significant discrete tax items - - - - - Adjusted EPS [a] / [b] $ 1.15 $ 0.99 $ 0.58 $ 0.78 $ 0.43 26

Supplemental
3Q 2025 Preliminary Results

GAAP to Core: Core ROTCE

Core Return on Tangible Common Equity ("Core ROTCE")

		QUARTERLY TREND				
		3Q 25	2Q 25	1Q 25	4Q 24	3Q 24
Numerator *($ millions)*						
GAAP net income (loss) attributable to common shareholders		**$ 371**	**$ 324**	**$ (253)**	**$ 81**	**$ 171**
Discontinued operations, net of tax		-	-	-	1	-
Core OID		17	16	16	15	14
Repositioning Items		-	-	503	140	-
Change in fair value of equity securities		(27)	(35)	13	47	(59)
Tax on Core OID, Repo & change in fair value of equity securities *(assumes 21% tax rate)*		2	4	(99)	(38)	9
Significant discrete tax items & other		-	-	-	-	-
Core net income attributable to common shareholders	[a]	**$ 363**	**$ 309**	**$ 179**	**$ 246**	**$ 136**
Denominator *(Average, $ billions)*						
GAAP shareholder's equity		**$ 14.8**	**$ 14.4**	**$ 14.1**	**$ 14.2**	**$ 14.1**
less: Preferred equity		(2.3)	(2.3)	(2.3)	(2.3)	(2.3)
GAAP common shareholder's equity		**$ 12.5**	**$ 12.1**	**$ 11.7**	**$ 11.8**	**$ 11.7**
Goodwill & identifiable intangibles, net of deferred tax liabilities ("DTLs")		(0.2)	(0.2)	(0.4)	(0.7)	(0.7)
Tangible common equity		$ 12.3	$ 11.8	$ 11.3	$ 11.2	$ 11.0
Core OID balance		(0.7)	(0.7)	(0.7)	(0.7)	(0.8)
Net deferred tax asset ("DTA")		(2.1)	(2.0)	(1.9)	(1.7)	(1.5)
Normalized common equity	[b]	**$ 9.5**	**$ 9.1**	**$ 8.6**	**$ 8.7**	**$ 8.7**
Core Return on Tangible Common Equity	[a] / [b]	**15.3%**	**13.6%**	**8.3%**	**11.3%**	**6.2%**

ally do it right. | 27

Supplemental
3Q 2025 Preliminary Results

GAAP to Core: Adjusted TBVPS

Adjusted Tangible Book Value per Share ("Adjusted TBVPS")

		QUARTERLY TREND				
		3Q 25	2Q 25	1Q 25	4Q 24	3Q 24
Numerator *($ billions)*						
GAAP shareholder's equity		$ 15.1	$ 14.5	$ 14.2	$ 13.9	$ 14.4
less: Preferred equity		(2.3)	(2.3)	(2.3)	(2.3)	(2.3)
GAAP common shareholder's equity		$ 12.8	$ 12.2	$ 11.9	$ 11.6	$ 12.1
Goodwill and identifiable intangibles, net of DTLs		(0.2)	(0.2)	(0.3)	(0.6)	(0.7)
Tangible common equity		12.6	12.0	11.6	11.0	11.4
Tax-effected Core OID balance *(assumes 21% tax rate)*		(0.5)	(0.6)	(0.6)	(0.6)	(0.6)
Adjusted tangible book value	[a]	$ 12.1	$ 11.5	$ 11.0	$ 10.4	$ 10.8
Denominator						
Issued shares outstanding *(period-end, thousands)*	[b]	307,828	307,787	307,152	305,388	304,715
Metric						
GAAP shareholder's equity per share		$ 49.1	$ 47.3	$ 46.3	$ 45.5	$ 47.3
less: Preferred equity per share		(7.5)	(7.6)	(7.6)	(7.6)	(7.6)
GAAP common shareholder's equity per share		$ 41.6	$ 39.7	$ 38.8	$ 37.9	$ 39.7
Goodwill and identifiable intangibles, net of DTLs per share		(0.6)	(0.6)	(1.0)	(2.0)	(2.3)
Tangible common equity per share		41.0	39.1	37.8	35.9	37.4
Tax-effected Core OID balance *(assumes 21% tax rate) per share*		(1.8)	(1.8)	(1.9)	(1.9)	(1.9)
Adjusted tangible book value per share	[a] / [b]	$ 39.2	$ 37.3	$ 36.0	$ 34.0	$ 35.4

ally do it right. | 28

3Q 2025 Preliminary Results Supplemental GAAP to Core: Adjusted Efficiency Ratio Adjusted Efficiency Ratio QUARTERLY TREND 3Q 25 2Q 25 1Q 25 4Q 24 3Q 24 Numerator ($ millions) GAAP noninterest expense $ 1,240 $ 1 ,262 $ 1,634 $ 1,360 $ 1,225 Insurance expense (374) (424) (392) (343) (365) Repositioning items - - (314) (140) - Adjusted noninterest expense for efficiency ratio [a] $ 866 $ 838 $ 928 $ 877 $ 860 Denominator ($ millions) Total net revenue $ 2 ,168 $ 2,082 $ 1 ,541 $ 2,026 $ 2,135 Core OID 17 16 16 15 14 Repositioning items - - 4 95 - - Insurance revenue (453) (452) (394) (379) (467) Adjusted net revenue for the efficiency ratio [b] $ 1 ,732 $ 1,646 $ 1,658 $ 1,662 $ 1,682 Adjusted Efficiency Ratio [a] / [b] 50.0% 50.9% 56.0% 52.8% 51.1% 29

3Q 2025 Preliminary Results Supplemental Non-GAAP Reconciliations QUARTERLY TREND ($ millions) Net Financing Revenue (ex. Core OID) 3Q 25 2Q 25 1Q 25 4Q 24 3Q 24 GAAP Net Financing Revenue $ 1,584 $ 1,516 $ 1 ,478 $ 1 ,509 $ 1,520 Core OID 17 16 16 15 14 Net Financing Revenue (ex. Core OID) [a] $ 1 ,601 $ 1,532 $ 1,494 $ 1 ,524 $ 1,534 Adjusted Other Revenue GAAP Other Revenue $ 584 $ 566 $ 63 $ 517 $ 6 15 Accelerated OID & repositioning items - - 495 - - Change in fair value of equity securities (27) (35) 13 47 (59) Adjusted Other Revenue [b] $ 557 $ 531 $ 571 $ 564 $ 556 Adjusted Total Net Revenue Adjusted Total Net Revenue [a]+[b] $ 2,157 $ 2 ,064 $ 2,065 $ 2,088 $ 2,090 Adjusted Provision for Credit Losses GAAP Provision for Credit Losses $ 415 $ 384 $ 1 91 $ 557 $ 645 Repositioning - - 306 - - Adjusted Provision for Credit Losses $ 415 $ 384 $ 4 97 $ 557 $ 645 Adjusted Noninterest Expense GAAP Noninterest Expense $ 1,240 $ 1,262 $ 1,634 $ 1 ,360 $ 1,225 Repositioning - - (314) (140) - Adjusted Noninterest Expense $ 1 ,240 $ 1,262 $ 1,320 $ 1,220 $ 1,225 Original issue discount amortization expense GAAP original issue discount amortization expense $ 19 $ 18 $ 18 $ 17 $ 17 Other OID (2) (2) (3) (3) (3) Core original issue discount (Core OID) amortization expense $ 17 $ 16 $ 16 $ 15 $ 14 Outstanding original issue discount balance GAAP outstanding original issue discount balance $ (708) $ (727) $ (745) $ (763) $ (780) Other outstanding OID balance 20 22 24 27 29 Core outstanding original issue discount balance (Core OID balance) $ (688) $ (705) $ (721) $ (736) $ (751) Note: Change in fair value of equity securities impacts the Insurance, Corporate Finance and Corporate and Other segments. The change reflects fair value adjustments to equity securities that are reported at fair value. Management believes the change in fair value of equity securities should be removed from select financial measures because it enables the reader to better understand the business’ ongoing ability to generate revenue and income. 30